THIS MODIFICATION AND INCREASE TO DEED OF TRUST AND OTHER LOAN DOCUMENTS INCREASES THE MAXIMUM PRINCIPAL AMOUNT SECURED BY THE DEED OF TRUST DESCRIBED BELOW BY $2,500,000, FROM $2,500,000 TO $5,000,000. THIS INSTRUMENT IS SUBJECT TO RECORDATION TAX ON THE INCREASED AMOUNT OF SECURED INDEBTEDNESS, WHICH IS $2,500,000

MODIFICATION AND INCREASE TO DEED OF
TRUST AND OTHER LOAN DOCUMENTS

THIS MODIFICATION AND INCREASE TO DEED OF TRUST AND OTHER LOAN DOCUMENTS, dated as of November 30, 2005 (the “Agreement”), is made by and among BANK OF CHARLES TOWN, a West Virginia banking corporation (the “Bank” or the “Beneficiary”), CUISINE SOLUTIONS, INC., a Delaware corporation (the “Borrower”), FOOD INVESTORS CORPORATION, a Delaware corporation (the “Grantor”), and C. CHRISTOPHER GIRAGOSIAN, as sole acting trustee (the “Trustee”).

NOTICE: THE FOLLOWING IS PROVIDED SOLELY TO COMPLY WITH THE PROVISIONS OF SECTION 55-58.2 OF THE CODE OF VIRGINIA OF 1950, AS AMENDED, AND SHALL REPLACE THE LEGEND ON THE FIRST PAGE OF THE DEED OF TRUST DESCRIBED BELOW:

THIS IS A CREDIT LINE DEED OF TRUST.

The name of the noteholder secured hereby is Bank of Charles Town. The address to which communications to the noteholder are to be sent is 111 East Washington Street, Charles Town, West Virginia 25414, Attention: David W. Irvin. The maximum aggregate amount of principal secured hereby at any time is Five Million and no/100 Dollars ($5,000,000).

RECITALS

Pursuant to the terms and conditions of the Credit Agreement, dated as of June 25, 2004, between the Borrower and the Bank (as amended, modified or supplemented from time to time, the “Credit Agreement”), the Bank agreed to establish a $2,500,000 working capital line of credit in favor of the Borrower (the “Line”). The obligation of the Borrower to repay the Line is evidenced by the Line Note, dated as of June 25, 2004, in the principal amount of $2,500,000, made by Borrower and payable to the order of Bank (the “Line Note”).

The Line and the Line Note are secured by(a) the Security Agreement, dated as of June 25, 2004, from the Borrower in favor of the Bank (as amended, modified or supplemented from time to time, the “Security Agreement”), and (b) the Credit Line Deed of Trust, dated as of June 25, 2004, from the Grantor to Kevin F. Hull and the Trustee, as trustees, and recorded in the land records of Loudoun County, Virginia (the “Land Records”), on July 21, 2004, as Instrument Number 20040721-0075211, encumbering certain property located in Loudoun County, Virginia and described on Exhibit “A” attached to the Deed of Trust (as amended, modified or supplemented from time to time, the “Deed of Trust”). All capitalized terms used herein and not otherwise defined shall have the same meanings as defined in the Credit Agreement and the Deed of Trust.

The Line Note, the Credit Agreement, the Security Agreement, the Deed of Trust and any other loan document executed and delivered in connection with the Line or the Line Note, in evidence thereof or as security therefor, shall be referred to as the “Loan Documents.”

The Borrower and the Grantor have requested that the Bank increase the maximum principal amount of, the Line. The Bank has agreed to do so, subject to the terms and conditions of this Agreement, which terms include the modification and increase of the Deed of Trust to secure the Line, as modified and increased hereby. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Bank, the Borrower, the Grantor and the Trustee agree as follows:

AGREEMENT

1. Incorporation of Recitals. The foregoing recitals to this Agreement are incorporated in and made a part of this Agreement to the same extent and with the same effect as if fully set forth herein.

2. Amendment and Restatement of Line Note. Contemporaneously herewith, the Borrower shall execute and deliver to Bank the Amended and Restated Line Note, of even date herewith, made by the Borrower and payable to the order of the Bank, in the principal amount of $5,000,000 (as amended, modified, supplemented, extended, renewed or replaced from time to time, the “Amended Line Note”), which Amended Line Note shall amend and restate the Line Note in its entirety. Each reference in any Loan Document to the “Note” or the “Line Note” shall be deemed to be a reference individually and collectively to the Amended Line Note, and all further amendments, modifications, supplements, extensions, renewals or replacements of the Amended Line Note. The effectiveness of this Agreement is conditioned upon the Bank’s receipt of the fully executed Amended Line Note.

3. Modification of Credit Agreement. The Credit Agreement is amended as follows:

(a) Section 1.1(a) of the Credit Agreement is amended to read as follows:

“(a) Subject to the terms and conditions of this Agreement, the Bank agrees to make advances under the Line to the Borrower from time to time. The aggregate principal amount of advances under the Line outstanding at any time shall not exceed the lesser of $5,000,000 or the Borrowing Base (as defined below). Within this limit, the Borrower may borrow, repay and reborrow until September 1, 2006 (as extended from time to time in accordance with the provisions set forth below, the “Termination Date”).”

(b) Section 1.5 of the Credit Agreement is amended to read as follows:

“1.5 Extensions. Upon the request of the Borrower, the Bank may elect from time to time, in its sole discretion, to extend the Termination Date. During any period or periods of extension, all of the remaining terms and conditions of this Agreement shall remain in full force and effect. On the effective date of each extension, the Borrower shall pay to the Bank an extension fee equal to 0.25% of the maximum amount of the Line.”

(c) Section 3.2(b) of the Credit Agreement is amended to read as follows:

“(b) Deed of Trust. A limited recourse credit line deed of trust, in form and substance acceptable to the Bank, from Food Investors Corporation, a Delaware corporation (the “Grantor”) to C. Christopher Giragosian and Kevin F. Hull, as trustees, in the amount of $5,000,000 (as amended, modified or supplemented from time to time, the “Deed of Trust”) creating a first lien against the approximately 344 acres of land, and improvements thereon owned by the Grantor and located at 40506 Tamworth Farm Lane, Leesburg, Loudoun County, Virginia, as more particularly described in the Deed of Trust (the “Real Estate”). The Bank agrees that it shall release the lien of the Deed of Trust provided that at the time of such release, the Borrower or the Grantor assigns to the Bank, as security for the Indebtedness, and on the Bank’s standard assignment form, a deposit account maintained at the Bank in the amount of $5,000,000.”

(d) Except as specifically modified by this Agreement, the terms and provisions set forth in the Credit Agreement are ratified and confirmed by the parties hereto in all respects and remain in full force and effect.

4. Modification of Deed of Trust. The Deed of Trust is modified as follows:

(a) The lien and other terms of the Deed of Trust shall continue to secure the Line as increased hereby, and any subsequent extensions, renewals, amendments, modifications increases or supplements to the Line or the Amended Line Note. Accordingly, each reference in the Deed of Trust (1) to the “Credit Agreement” shall be deemed to be a reference individually and collectively to the Credit Agreement as amended hereby, and all further amendments, modifications or supplements of the Credit Agreement, and (2) to the “Line Note” shall be deemed to be a reference individually and collectively to the Amended Line Note, and all further amendments, modifications, supplements, extensions, renewals or replacements of the Amended Line Note.

(b) Notwithstanding anything to the contrary contained in the Deed of Trust, the maximum amount of principal secured by the Deed of Trust shall be increased to $5,000,000 and the reference to $2,500,000 in Section 2(b) of the Deed of Trust is hereby changed to read as “$5,000,000.”

(c) The Grantor ratifies and confirms the grant of the Property, as defined and as set forth in the Deed of Trust to secure payment of the Secured Indebtedness, as defined therein, and as increased by this Agreement.

(d) The Grantor hereby restates, confirms and ratifies each of the representations and warranties set forth in the Deed of Trust and agrees that a breach or default under this Agreement will constitute a default under the Deed of Trust. Except as specifically modified by this Agreement, the terms and provisions of the Deed of Trust are ratified and confirmed by the parties hereto and remain in full force and effect. The Deed of Trust, as modified hereby, continues to secure the Secured Indebtedness, as defined therein and as increased hereby, with the same priority as before this Agreement was executed and delivered.

5. Modification of Security Agreement. The Security Agreement is modified as follows:

(a) The security interest created by the Security Agreement shall continue to secure the Line as increased hereby, and any subsequent extensions, renewals, amendments, modifications increases or supplements to the Line or the Amended Line Note. Accordingly, each reference in the Security Agreement (1) to the “Credit Agreement” shall be deemed to be a reference individually and collectively to the Credit Agreement as amended hereby, and all further amendments, modifications or supplements of the Credit Agreement, and (2) to the “Line Note” shall be deemed to be a reference individually and collectively to the Amended Line Note, and all further amendments, modifications, supplements, extensions, renewals or replacements of the Amended Line Note.

(b) The Borrower ratifies and confirms the grant of the security interest in the Collateral, as defined and as set forth in the Security Agreement, to secure payment of the Obligations, as defined therein, and as increased by this Agreement.

(c) The Borrower hereby restates, confirms and ratifies each of the representations and warranties set forth in the Security Agreement and agrees that a breach or default under this Agreement will constitute a default under the Security Agreement. Except as specifically modified by this Agreement, the terms and provisions of the Security Agreement are ratified and confirmed by the Borrower and remain in full force and effect. The Security Agreement, as modified hereby, continues to secure the Obligations, as defined therein and as increased hereby, with the same priority as before this Agreement was executed and delivered.

6. Modification of Loan Documents.

(a) In addition to the specific modifications made to the Line Note, the Credit Agreement, the Deed of Trust and the Security Agreement, all of the Loan Documents are modified by the parties to this Agreement so that each reference to the Line Note, the Credit Agreement, the Deed of Trust or the Security Agreement in any of the Loan Documents shall be deemed to be a reference, respectively, to the Amended Line Note, the Credit Agreement, the Deed of Trust and the Security Agreement, as modified and increased hereby.

(b) Except as specifically modified by this Agreement, the terms and provisions of the Loan Documents are ratified and confirmed by the parties hereto in all respects and remain in full force and effect. The Borrower and the Grantor acknowledge and agree that nothing contained in this Agreement shall obligate the Bank to make any other modifications to the Loan Documents, and any further modifications shall be in the absolute and sole discretion of the Bank.

7. Execution by Trustee. The Trustee joins in this Agreement at the request of the Bank (as evidenced by the execution hereto by the Bank).

8. Representations and Warranties. All other representations, covenants and warranties made by the Borrower and the Grantor in the Loan Documents are incorporated by reference in this Agreement and are deemed to have been repeated as of the date of this Agreement with the same force and effect as if set forth in this Agreement.

9. Fees. The Borrower agrees to pay all costs and expenses incurred by the Bank in connection with this Agreement, including, but not limited to, reasonable attorneys’ fees and title insurance premiums. The Borrower also agrees to pay to the Bank, on the date of this Agreement, in consideration of the increase to the Line, a commitment fee of $25,000.

10. Title Endorsement. Within 30 days after the date of this Agreement or as soon as possible after the receipt of recording information from the Land Records, the Borrower shall deliver to the Bank an endorsement to the mortgagee title insurance policy insuring the lien of the Deed of Trust, which endorsement shall (1) advance the effective date of such policy to the date of recordation of this Agreement, (2) increase the insured amount to $5,000,000, (3) amend the description of the insured mortgage to include this Agreement, (4) amend the exception for the lien of taxes to refer to taxes subsequent to June 30, 2005, and (5) contain no new exceptions or objections to title except as the Bank may otherwise consent in writing.

11. No Defense; No Novation. Each of the Borrower and the Grantor acknowledges and agrees that it has no defense, setoff or counterclaim against its obligations under the Loan Documents. This Agreement is a modification only and does not effect a novation of the obligations of the Borrower and the Grantor under the Loan Documents.

12. Further Assurances. Each of the Borrower and the Grantor agrees to execute and deliver, or cause to be executed and delivered, and to do or to make, or cause to be done or made, upon the reasonable request of the Bank, any and all instruments, papers, deeds, acts or things, supplemental, confirmation, or otherwise, as the Bank may require for the purpose of effecting the modifications described in this Agreement.

13. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto as to the transactions contemplated hereby.

14. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

15. Counterparts. This Agreement may be executed by the parties in any combination, in one or more counterparts, all of which together shall constitute but one and the same instrument.

16. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia without reference to conflict of laws principles.

IN WITNESS WHEREOF, the parties have executed, or caused their duly authorized representatives to execute, this Agreement as of the day and year first written above, on the following attached signature pages.

[SIGNATURES ON FOLLOWING PAGES]

BORROWER:

CUISINE SOLUTIONS, INC., a Delaware corporation

		By:	/s/ Stanislas Vilgrain

		Name:	Stanislas Vilgrain

		Title:	Chief Executive Officer

City	of	Alexandria	,

Commonwealth	of	Virginia	, to wit:

The foregoing instrument was acknowledged before me in the aforesaid jurisdiction this      15th      day of _November     , 2005, by _Stanislas Vilgrain     , as      CEO      of Cuisine Solutions, Inc., a Delaware corporation, on behalf of the corporation.

Given under my hand and seal this _15th     day of      November__, 2005.

My Commission expires: _April 30, 2009

/s/ Anne-Sophie Guillaud_

Notary Public

Witness the following signature.

GRANTOR:

Food Investors Corporation, a Delaware corporation

		By:	/s/ Stanislas Vilgrain

		Name:	Stanislas Vilgrain

		Title:	Director

City	of	Alexandria	,

Commonwealth	of	Virginia	, to wit:

The foregoing instrument was acknowledged before me in the aforesaid jurisdiction this _12th     day of _December_, 2005, by _Stanislas Vilgrain     , as      Officer     of Food Investors Corporation, a Delaware corporation, on behalf of the corporation.

Given under my hand and seal this _12th     day of _December_, 2005.

My Commission expires: _April 30, 2009

/s/ Anne-Sophie Guillaud_

Notary Public

Witness the following signature.

BANK:

BANK OF CHARLES TOWN, a West Virginia banking corporation

By:/s/ David W. Irvin

Name:David W. Irvin

Title:Senior Vice President

State	of	West Virginia,

County		of	Jefferson	, to wit:

The foregoing instrument was acknowledged before me in the aforesaid jurisdiction this _15th     day of _December_, 2005, by _David W. Irvin_, as _Senior Vice President     of Bank of Charles Town, a West Virginia banking corporation, on behalf of the corporation.

Given under my hand and seal this _15th     day of      December     , 2005.

My Commission expires: _September 17, 2009

_/s/ Mary L. Bowers

Notary Public

Witness the following signature.

TRUSTEE:

_/s/ C. Christopher Giragosian

C.	Christopher Giragosian, as sole acting trustee

County		of Fairfax	,

Commonwealth	of	Virgina	, to wit:

The foregoing instrument was acknowledged before me in the aforesaid jurisdiction this _15th     day of _December_, 2005, by C. Christopher Giragosian, as trustee.

Given under my hand and seal this _15th day of      December_, 2005.

My Commission expires: _December 31, 2008_

_/s/ J. Bayler, III

Notary Public

After recording, please return to:

C. Christopher Giragosian, Esquire

Hunton & Williams

Suite 1700

1751 Pinnacle Drive

McLean, Virginia 22102